                                                            REVOCATION STATEMENT

                                  SCHEDULE 14A

                                   (RULE 14A)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

  Filed by the Registrant [X]

  Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement

[_]Confidential, for Use of the Commission Only (as permitted by Rule 14a-
6(e)(2))

[_]Definitive Proxy Statement

[_]Definitive Additional Materials

[X]Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           COMMERCIAL INTERTECH CORP.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     ---------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[_]$125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6(i) (1), 14a-6(i) (2) or
Item 22(a) (2) of Schedule 14A.

[_]$500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i) (3).

[_]Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

  (1) Title of each class of securities to which transaction applies:
    ------------------------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:
    ------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    ------------------------------------------------------------------------

  (4) Proposed maximum aggregate value of transaction:
    ------------------------------------------------------------------------

  (5) Total fee paid:
    ------------------------------------------------------------------------

[X]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                                                           FOR IMMEDIATE RELEASE

          COMMERCIAL INTERTECH ISSUES STATEMENT IN RESPONSE TO UNITED
                DOMINION'S INTENT TO BEGIN CONSENT SOLICITATION

Youngstown, Ohio: July 26, 1996--A spokesman for Commercial Intertech Corp. (NYSE: TEC) today said: "We intend to vigorously oppose United Dominion's solicitation, which is designed solely to facilitate its inadequate offer to take over the company.

"United Dominion is attempting to stampede our shareholders into action in an effort to preclude them from receiving the benefit of the implementation of our strategic plan, which includes the spin-off of Cuno, our fast growing fluid filtration unit. We are determined to ensure that United Dominion does not succeed in its blatant attempt to capture for itself the value of Cuno and the long-term benefits of our strategic plan.

"We urge shareholders not to take any action until they have received our materials."

                                     # # #

The following is a list of the names and shareholdings of individuals who may be deemed to be "participants" in the solicitation of proxies or revocation of agent designations by Commercial Intertech in opposition to United Dominion and OAC's solicitation of proxies for a "control share" meeting and their solicitation of agent designations to call a special meeting (information with respect to shareholdings includes common shares, shares issuable pursuant to options exercisable within 60 days, and preferred shares): Paul J. Powers (329,041 shares); Mark G. Kachur (32,086 shares); Bruce C. Wheatley (34,714 shares); Hubert Jacobs van Merlen (13,103 shares); John Gilchrist (32,032 shares); William J. Bresnahan (300 shares); Charles B. Cushwa III (220,380 shares); William W. Cushwa (238,925 shares); John M. Galvin (5,750 shares); Richard J. Hill (10,397 shares); Neil D. Humphrey (6,635 shares); William E. Kassling (5,000 shares); Gerald C. McDonough (4,500 shares); C. Edward Midgley (10,000 shares); George M. Smart (2,750 shares); Don E. Tucker (136,855 shares); Robert A. Calcagni (58,463 shares); Gilbert M. Manchester (33,994 shares); and Steven J. Hewitt (23,880 shares).